                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 2, 1998


               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP
               (Exact name of registrant as specified in charter)


      STATE OF WASHINGTON                0-16063                 91-1318471
-------------------------------        ------------          -------------------
(State or other jurisdiction of        (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)


                      NORTHLAND COMMUNICATIONS CORPORATION
                          3600 WASHINGTON MUTUAL TOWER
                  1201 THIRD AVENUE, SEATTLE, WASHINGTON 98101
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (206) 621-1351



                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


This filing contains________ pages.  Exhibits Index appears on page ________ .

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP


ITEM 2.   ACQUISITION OF ASSETS


        On August 27, 1997 Northland Cable Television, Inc. (NCTV), an affiliate of Northland Cable Properties Six Limited Partnership (the "Registrant"), entered into an asset purchase and sale agreement with Intermedia Partners of Carolina, L.P. and Robin Cable Systems, L.P. (collectively "Sellers") for the purchase of 10 cable systems located in South Carolina. NCTV assigned all of its rights under the asset purchase and sale agreement relating to systems located in Bennettsville, Barnwell, Bamberg and Allendale, South Carolina (the "Systems") to the Registrant. The Systems are operated from four headends and serve an aggregate of approximately 11,280 basic subscribers. On January 2, 1998 the Registrant purchased all operating assets and franchise rights of the Systems at a purchase price of $20,500,000, adjusted at closing for the proration of certain revenues and expenses. Of the total purchase price Sellers received $20,400,055 on January 2, 1998. Under the terms of the asset purchase and sale agreement the remaining balance of $99,945 will be held in escrow for a period of six months to be offset by any remaining post-closing adjustments. There is no material relationship between the Registrant and Sellers or any of their affiliates, directors, officers or associates.


          FINANCING

        The purchase was financed by borrowings under the Registrant's amended and restated revolving credit and term loan facility (the "Credit Facility"). The Credit Facility provides for borrowings up to $33,000,000 including a $25,000,000 term loan, and an $8,000,000 revolving credit facility which mature December 31, 2000. As of the date of this filing the balance outstanding under the Credit Facility is $31,372,848. The remaining credit capacity of $1,627,152 is available to the Registrant based on maintenance of certain financial covenants. This credit capacity will be available to the Registrant for future working capital needs. Based on management's estimates no borrowings will be required to meet the Registrant's future operating, debt service or capital expenditure obligations.

        On January 8, 1998 the Registrant entered into a self-amortizing interest rate swap agreement on $23,000,000 at a fixed rate of 8.02% expiring December 31, 1999. Additionally the Registrant has fixed rates as follows:
$6,200,000 fixed at 8.00% expiring June 30, 1998; $2,000,000 fixed at 7.79%
expiring March 31, 1998. The above rates include a margin paid to the lender based on overall leverage (currently 2.25%), and may increase or decrease as the Registrant's leverage fluctuates.


          PROFILE OF THE SYSTEMS

        The City of Bennettsville is located approximately 100 miles northeast of Columbia, South Carolina and serves as the county seat of Marlboro County. The economy is primarily driven by agriculture and manufacturing, with three of the largest employers being Mohawk Carpet, United Technologies Automotive and Williamette Industries.

     Barnwell, Bamberg and Allendale are located approximately sixty miles south of Columbia, South Carolina. The economy is based primarily on agricultural and manufacturing activities.





SUBSCRIBER SUMMARY
------------------

                            BENNETTSVILLE    BARNWELL        BAMBERG      ALLENDALE
                            -------------    --------        -------      ---------
Estimated Homes Passed:         9,090          5,395          3,884          2,844

Basic Subscribers:              5,154          2,704          2,102          1,321

     % of Homes Passed          56.7%          50.1%          54.1%          46.4%

Pay Subscribers:                4,481          2,019          1,399          1,104

     % of Basic                 86.9%          37.4%          36.0%          38.8%


CURRENT RATES
-------------

Basic                          $21.64         $27.28         $28.37         $28.37
HBO                             12.45          10.95          10.95          10.95
The Movie Channel                9.95          10.95          10.95          10.95
Disney                           8.95           8.95           8.95           8.95
Cinemax                          9.95            N/A          10.95            N/A
Showtime                        11.20          10.95          10.95          10.95
Encore                           1.50            N/A            N/A            N/A

Installation                    38.64          42.98          42.98          42.98
Reconnect fee                   25.76          26.82          26.82          26.82

CHANNEL LINE-UP - BENNETTSVILLE, SOUTH CAROLINA

      CABLE
     CHANNEL                     STATION
     -------                     -------
        2                        HBO
        3                        WWMB (IND)
        4                        Government Access
        5                        WCCB (FOX)
        6                        DISNEY
        7                        Government Access
        8                        WJPM (PBS)
        9                        WPDE (ABC)
       10                        WIS (NBC)
       11                        WECT (NBC)
       12                        WBTW (CBS)
       13                        WSOC (ABC)
       14                        ENCORE
       15                        F/X
       16                        WTBS (IND)
       17                        MTV
       18                        FAMILY
       19                        BET
       20                        CNN-HN
       21                        SHOWTIME
       22                        PPV
       23                        SPORTSOUTH
       24                        ESPN
       25                        USA
       26                        TNT
       27                        COURT-TV
       28                        VH-1
       29                        CNN
       30                        NICKELODEON
       31                        QVC
       32                        A&E
       33                        LIFETIME
       34                        CMT
       35                        TNN
       36                        TBN
       37                        C-SPAN

 CONTINUED CHANNEL LINE-UP - BENNETTSVILLE, SOUTH CAROLINA


            CABLE
           CHANNEL                          STATION
           -------                          -------
              38                            CNBC
              39                            WEATHER
              40                            COMEDY CENTRAL
              41                            DISCOVERY
              42                            LEARNING
              43                            AMC
              44                            ESPN- 2
              45                            AMERICA'S TALKING
              46                            HISTORY
              47                            TURNER CLASSIC MOVIES
              60                            THE MOVIE CHANNEL
              61                            CINEMAX

CHANNEL LINE-UP - ALLENDALE, SOUTH CAROLINA

            CABLE
           CHANNEL                          STATION
           -------                          -------
                2                          WFXG (FOX)
                3                          WLTX (CBS)
                4                          QVC
                5                          WJBF (ABC)
                6                          WEATHER
                7                          WAGT (NBC)
                8                          WEBA (PBS)
                9                          HSN
               10                          WIS (NBC)
               11                          MTV
               12                          WOLO (ABC)
               13                          WRDW (CBS)
               14                          WGN
               15                          TNT
               16                          DISCOVERY
               17                          -
               18                          LIFETIME
               19                          USA
               20                          -
               21                          -
               22                          -
               23                          ESPN
               24                          FAMILY
               25                          TNN
               26                          WTBS
               27                          NICKELODEON
               28                          CNN
               29                          BET
               30                          SportSouth
               31                          A&E
               32                          CNN-HN
               33                          CMT
               34                          C-SPAN
               35                          F/X
               36                          FOX NEWS
               37                          ESPN-2
               38                          HISTORY
               39                          HGTV
               40                          LEARNING

CONTINUED CHANNEL LINE-UP - ALLENDALE, SOUTH CAROLINA

            CABLE
           CHANNEL                          STATION
           -------                          -------
               41                          ODYSSEY


       PAY AND PPV SERVICES

               17                          DISNEY
               20                          TMC
               21                          HBO
               22                          SHOWTIME
               60                          CINEMAX

CHANNEL LINE-UP BAMBERG, SOUTH CAROLINA

            CABLE
           CHANNEL                          STATION
           -------                          -------
                2                          WFXG (FOX)
                3                          WLTX (CBS)
                4                          QVC
                5                          WJBF (ABC)
                6                          WEATHER
                7                          WAGT (NBC)
                8                          WEBA (PBS)
                9                          HSN
               10                          WIS (NBC)
               11                          MTV
               12                          WOLO (ABC)
               13                          WRDW (CBS)
               14                          WGN
               15                          TNT
               16                          DISCOVERY
               17                          -
               18                          LIFETIME
               19                          USA
               20                          -
               21                          -
               22                          -
               23                          ESPN
               24                          FAMILY
               25                          TNN
               26                          WTBS
               27                          NICKELODEON
               28                          CNN
               29                          BET
               30                          SPORTSOUTH
               31                          A&E
               32                          CNN-HN
               33                          CMT
               34                          C-SPAN
               35                          F/X
               36                          FOX NEWS
               37                          ESPN- 2
               38                          HISTORY
               39                          HGTV
               40                          LEARNING

CONTINUED CHANNEL LINE-UP- BAMBERG, SOUTH CAROLINA

            CABLE
           CHANNEL                          STATION
           -------                          -------
              41                              VISN

     PAY AND PPV SERVICES
     --------------------
              17                              DISNEY
              20                              TMC
              21                              HBO
              22                              SHOWTIME
              60                              CINEMAX

CHANNEL LINE-UP-  BARNWELL, SOUTH CAROLINA

            CABLE
           CHANNEL                          STATION
           -------                          -------
                2                          WFXG (FOX)
                3                          WLTX (CBS)
                4                          QVC
                5                          WJBF (ABC)
                6                          WEATHER
                7                          WAGT (NBC)
                8                          WEBA (PBS)
                9                          HSN
               10                          WIS (NBC)
               11                          MTV
               12                          WOLO (ABC)
               13                          WRDW (CBS)
               14                          WGN
               15                          TNT
               16                          DISCOVERY
               17                          -
               18                          LIFETIME
               19                          USA
               20                          -
               21                          -
               22                          -
               23                          ESPN
               24                          FAMILY
               25                          TNN
               26                          WTBS
               27                          NICKELODEON
               28                          CNN
               29                          BET
               30                          SPORTSOUTH
               31                          F/X
               32                          FOX NEWS

    PAY AND PPV SERVICES

               17                          DISNEY
               20                          TMC
               21                          HBO
               22                          SHOWTIME

               FRANCHISE AGREEMENTS


       The Systems operate under the terms of following franchise agreements:

FRANCHISE                                EXPIRATION DATE                 FRANCHISE FEE
City of Bennettsville                     June 10, 2006                       5%
City of McColl                           March 22, 2007                       5%
Town of Tatum                             May 31, 2007                        5%
Town of Clio                            February 14, 1998                     3%
Marlboro County                          August 30, 2007                      3%
Allendale County                          July 16, 2012                       3%
Town of Allendale                       November 13, 2007                     3%
Town of Fairfax                        September 13, 2003                     3%
Bamberg County                          February 19, 2007                     3%
City of Bamberg                          January 8, 2007                      3%
City of Denmark                         November 20, 2007                     3%
Barnwell County                          March 18, 2012                       3%
City of Barnwell                         October 6, 2006                      3%
Town of Blackville                      November 20, 2010                     5%
Town of Elko                            November 19, 2011                     3%
Town of Snelling                          May 23, 2004                        3%
Town of Williston                       October 13, 2006                      3%

                                                                               Sequentially
                                                                                Numbered
                                                                                   Page
                                                                               ------------

Item 7.              Financial Statements and Exhibits
                     Financial Statements, Pro Forma

(a)(4) The financial statements required to be filed were not available as of the date of this filing.

(b)(2)(c)      Exhibits

               Asset Purchase and Sale Agreement between
               Northland Cable Television, Inc. and
               Intermedia Partners of Carolina, L.P. and
               Robin Cable Systems, L.P.

               Assignment and Assumption of Asset
               Purchase and Sale Agreement between
               Northland Cable Television, Inc. and
               Northland Cable Properties Six Limited
               Partnership

               Revolving Credit and Term Loan
               Agreement between Northland Cable
               Properties Six Limited Partnership
               and First Union National
               Bank

               First Amendment to the Asset Purchase
               and Sale Agreement between
               Northland Cable Television, Inc. and
               InterMedia Partners of Carolina, L.P.
               and Robin Cable Systems, L.P.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                                 BY: Northland Communications Corporation,
                                     Managing General Partner



                                 Dated: ______________ BY: /s/ GARY S. JONES
                                                               -----------------
                                                               Gary S. Jones
                                                               (Vice President)

                                INDEX TO EXHIBITS

Exhibit                                                                 Sequentially
Number                Description                                       Numbered Page
-------               -----------                                       -------------
10.41                 Asset Purchase and Sale Agreement between
                      Northland Cable Television, Inc. and
                      InterMedia Partners of Carolina, L.P. and
                      Robin Cable Systems, L.P.


10.42                 Assignment and Assumption of Asset
                      Purchase and Sale Agreement between
                      Northland Cable Television, Inc. and
                      Northland Cable Properties Six Limited
                      Partnership

10.43                 Revolving Credit and Term Loan
                      Agreement between Northland Cable
                      Properties Six Limited Partnership
                      and First Union National
                      Bank

10.44                 First Amendment to the Asset
                      Purchase and Sale Agreement
                      between Northland Cable Television,
                      Inc. and InterMedia Partners of
                      Carolina, L.P. and Robin Cable
                      Systems, L.P.

                                       15